Consolidated Statements of Comprehensive Loss - CAD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Expenses
Exploration and evaluation expenses	$ 53,014	$ 50,409
General and administrative expenses	9,365	8,652
Legal, accounting and audit	2,416	2,419
Share-based compensation	3,970	4,734
Loss from operating activities	68,765	66,214
Foreign exchange loss (gain)	544	(807)
Interest income	(237)	(684)
Finance expense	134
Other income or gains	(13)	(669)
Recognition of non-refundable early option price installment		(48,097)
Loss before tax	69,193	15,957
Deferred income tax expense (recovery)
Net loss	69,193	15,957
Items that may be subsequently reclassified to net loss
Foreign exchange translation difference	6,321	(10,752)
Other comprehensive loss (income)	6,321	(10,752)
Total comprehensive loss	$ 75,514	$ 5,205
Basic and diluted loss per common share	$ 0.19	$ 0.05